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                                                                    EXHIBIT 23.1



                              ACCOUNTANTS' CONSENT



The Board of Directors


ImClone Systems Incorporated:



     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          /s/ KPMG LLP



Princeton, New Jersey


September 28, 1999